UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2011

DriveTime Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-169730	86-0721358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

DT Acceptance Corporation

(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4020 East Indian School Road, Phoenix, Arizona 85018

(Address of principal executive offices, with zip code)

(602) 852-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2011, Keith W. Hughes submitted his resignation from the board of directors of each of DriveTime Automotive Group, Inc. (“DTAG”) and DriveTime Acceptance Corporation (“DTAC”), effective June 1, 2011. Mr. Hughes’ resignation did not involve any disagreement with DTAG or DTAC.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 26, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: May 26, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

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